VICORP RESTAURANTS, INC.
           AMENDED AND RESTATED 1983 STOCK OPTION PLAN


Article I: Purpose
------------------

      VICORP Restaurants, Inc. ("Corporation"), by execution of this document, amends and restates its 1983 Stock Option Plan. The Plan means the Stock Option Plan set forth in this document and subsequent amendments to it. The effective date of this Restated Plan is September 19, 1997. The effective date of the original Plan was March 30, 1983.

      The Plan is adopted in order that non-employee directors of the Corporation may be given an inducement to acquire a proprietary interest in the Corporation, to gain an added incentive to advance the interests of the Corporation, and to remain as directors of the Corporation. Only non-qualified stock options may be granted pursuant to this Plan.

      Any outstanding options granted under the original plan shall be governed by this Plan from and after September 19, 1997.

Article II: Administration
--------------------------

      2.1 Administrator: This Plan shall be administered by the Board of Directors of the Corporation. Acts of a majority of the members of the Board at a meeting, or acts approved in writing by a majority of the members of the Board, shall be valid administrative acts of the Board. Administration of this Plan shall include, but not be limited to, factual determinations, recordkeeping, notifications, and disability determinations required under this Plan. Notwithstanding the above, no director shall participate in decisions concerning options granted to him under this Plan. The Board may delegate its administrative duties to an agent appointed by the Board. The administrative duties of the Board shall not include discretionary decisions related to the grant, exercise, or exercise price of options under this Plan, it being the intent that such matters be determined by the terms set forth in this Plan and without the exercise of discretion.

      2.2 Construction: The interpretation and construction by the Board of Directors of any provisions of the Plan or any option granted under it, except as provided in Article 2.1, shall be final. No member of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

      2.3 Indemnification: In addition to such other rights of indemnification as they may have as directors but subject to any law limiting the powers of the Corporation, the directors shall be indemnified by the Corporation against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit, or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with this Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation), or paid by them in satisfaction of a judgment in any such action, suit, or proceeding, if the director acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation; provided that within ten days after institution of any such action, suit, or proceeding, the director shall in writing offer the Corporation the opportunity, at its own expense, to handle and defend the same.

Article III: Eligibility, Grant of Options, and Vesting
-------------------------------------------------------

      Each non-employee director of the Corporation who is not a director of the Corporation on September 19, 1997, shall be granted an option to purchase, under the terms of this Plan, ten thousand (10,000) shares of the Corporation's common stock (par value $0.05 per share). Such options shall be granted to such non-employee directors as of the date of their first election to the Board of Directors of the Corporation. The options shall be vested according to the following schedule: (1) four thousand (4,000) shares shall be vested upon the completion of the fiscal year of the Corporation in which a non-employee director is first elected to the Board; (2) an additional four thousand (4,000) shares shall be vested upon the completion of the fiscal year of the Corporation in which such non-employee director is elected to a second consecutive term on the Board; and (3) the final two thousand (2,000) shares shall be vested upon the completion of the fiscal year of the Corporation in which such non-employee director is elected to a third consecutive term on the Board. Options may only be exercised as provided in Article VII. In addition to the above grants of options, each non-employee director shall be granted options to purchase an additional two thousand (2,000) shares for each term a non-employee director is elected to the Board beginning with the fourth consecutive term of such election. Such additional options shall be granted as of the date of each such election and shall be fully vested as of that date.

Article IV: Stock Subject to Plan
---------------------------------

      The stock for which options may be granted and which may be sold pursuant to this Plan shall not exceed in the aggregate three hundred thousand (300,000) shares of the Corporation's common stock. Such shares shall be shares of the Corporation's authorized but unissued or reacquired common stock. All shares for which an option is granted under this Plan, which for any reason are released from such option, shall be available for the granting of further options under this Plan.

Article V: Price Determination
------------------------------

     5.1 Price: The price of the common stock of the Corporation offered to non-employee directors under this Plan by the grant of an option to purchase stock shall be one hundred percent (100%) of the fair market value of such stock on the date of the grant of the option.

      5.2 Methods of Determination: If the stock is listed upon an established stock exchange, such fair market value shall be deemed to be the close price of the stock on such stock exchange on the day the option is granted, or if no sale of the Corporation's stock shall have been made on the stock exchange on that day, on the next preceding day on which there was a sale of such stock. During such time as such stock is not listed upon an established stock exchange, the fair market value per share shall mean (1) if the stock is not actively traded in the over-the-counter market, an amount arrived at by the Board of Directors by applying any reasonable valuation method; and (2) if the stock is actively traded in the over-the-counter market, the close price of the stock in the over-the-counter market on the day preceding the day the option is granted as reported by the National Association of Securities Dealers, Inc., or National Quotation Bureau, Inc.

Article VI: Term of Options
---------------------------

      Each option granted under this Plan shall expire ten years and one day from the date of grant, unless canceled or terminated earlier in accordance with the terms of this Plan.

Article VII: Exercise of Options
--------------------------------

      7.1 Schedule for Exercise: Only options which are vested may be exercised.

      7.2 Exchange and SEC Requirements: No shares may be issued under any option until all requirements of any exchange upon which shares of the Corporation's stock may be listed and of the Securities and Exchange Commission with regard to the sale and issuance of the shares have been complied with.

Article VIII: Date of Grant and Form of Agreement
-------------------------------------------------

      Each option granted under this Plan, unless otherwise specifically indicated, shall be granted as of the dates provided in Article III. The Board of Directors of the Corporation shall notify the recipient of the grant in writing delivered in duplicate either in person or by mail. The notification shall serve as the option agreement and shall contain a summary of the
essential terms and conditions of the Plan.   Receipt of the
notification shall be acknowledged by the non-employee director on the duplicate copy, and by such acknowledgment, the non-employee director shall agree that in consideration of such option the non-employee director will abide by all the terms and conditions of this Plan. The non-employee director shall return the duplicate copy to the Corporation either by delivery in person or by mail. Any inconsistencies between the terms of this Plan and the terms of the notification shall be governed by the terms of this Plan.

Article IX: Manner of Exercise
------------------------------

      9.1 Notice to the Corporation: Each exercise of an option granted under this Plan shall be made by the delivery by the non-employee director (or his legal representative, as the case may
be) of written notice of such election to the Corporation, either in person or by mail to its mailing address, stating the number of shares with respect to which the option is being exercised and specifying a date on which the shares will be taken and payment
made therefor.   The date shall be at least fifteen (15) days
after the giving of such notice, unless an earlier date shall have been mutually agreed upon.

      9.2 Issuance of Stock: On the date specified in the notice of election, the Corporation shall deliver, or cause to be delivered, the number of shares with respect to which the option is being exercised, against payment therefor. No shares shall be issued until full payment therefor shall have been made. In the event of any failure to take and pay, on the date stated, for the full number of shares specified in the notice of election, the option shall become inoperative only as to those shares which are not taken, but shall continue with respect to any remaining shares subject to the option as to which exercise has not yet been made.

      9.3 Manner of Payment: The purchase price for the options being exercised must be paid in full at the time of exercise either (a) in cash, (b) in previously owned whole shares of the Corporation's Common Stock (for which the non-employee director has good title free and clear of all liens and encumbrances) with an aggregate fair market value as of the trading day immediately preceding the date of such exercise equal to the exercise price,
(c) by authorizing the Corporation to retain whole shares of Common Stock which would otherwise be issuable upon exercise of this option having a fair market value as of the trading day immediately preceding such exercise (less the aggregate exercise prices of such retained shares) equal to such exercise price, (d) in cash by a broker/dealer acceptable to the Corporation to whom the non-employee director has submitted an irrevocable notice of exercise, or (e) a combination of the methods described above.

      9.4 SEC Action: If any law or regulation of the Securities and Exchange Commission or of any other body having jurisdiction shall require any action to be taken in connection with the shares specified in a notice of election before the shares can be delivered, then the date stated for issuance of the shares shall be postponed until such action can be taken.

Article X: Assignment Prohibited
--------------------------------

          Any option granted under this Plan shall, by its terms, be exercisable during the lifetime of the non-employee director only by the non-employee director. It shall not be assigned, pledged, or hypothecated in any way, shall not be subject to execution, and shall not be transferable by the non-employee director otherwise than by will or laws of descent and
distribution.   Any attempt of assignment, pledge, hypothecation,
or other disposition of any option contrary to the provisions of this Plan, and the levy of any attachment or similar proceeding upon any option shall be null and void.

Article XI: Termination of Directorship
---------------------------------------

      11.1 Termination Other Than at Death or Disability: If the directorship of a non-employee director terminates for any reason other than death or disability, any options granted to the non-employee director under this Plan, which have not expired by their terms or been exercised, shall be canceled seven months after the non-employee director ceases to be a person required to file reports with the Securities & Exchange Commission under
Section 16 of the Securities Act of 1934.

      11.2 Termination at Death or Disability: In the event of the death of a non-employee director, any option held by the non-employee director at the time of death shall be transferred as provided in the non-employee director's will or as determined by the laws of descent and distribution, and may be exercised, in whole or in part, by the estate of the non-employee director, or by any person who acquired such option by bequest or inheritance from the non-employee director, at any time or from time to time within twelve months after the date of death, to the extent the option is exercisable on the date of death, and provided it is exercised within the time prescribed in this Plan. In the event of the disability of a non-employee director, any option held by the non-employee director may be exercised, in whole or in part, by the non-employee director or his personal representative at any time or from time to time within twelve months after the date of disability to the extent the option is exercisable on the date of disability, and provided that it is exercised within the time prescribed in this Plan. Disability and time of disability shall be determined by the Board of Directors.

Article XII: Changes in Capital Structure
-----------------------------------------

      12.1 Stock Dividends and Split-Ups: If the Corporation shall, at any time prior to the termination date of this Plan, change its issued stock (of the class optioned) into a greater number of shares of stock through a stock dividend or split-up of shares, the number of shares of stock subject to this Plan and the number of shares of stock deliverable with respect to each payment of the specified option price per share in connection with each exercise of an outstanding option after the record or effective date of such stock dividend or split-up of shares shall be proportionately increased. Conversely, if the issued stock (of the class optioned) of the Corporation shall, at any time within such period, be combined into a smaller number of shares of stock, the number of shares of stock subject to the Plan and the number of shares of stock deliverable with respect to each payment of the specified option price per share in connection with the exercise of an option after the record or effective date of such combination of shares shall be proportionately reduced. Notwithstanding any such proportionate increase or decrease, no fraction of a share of stock shall be issued on the exercise of an option.

      12.2 Reorganization: If within the duration of an option there shall be a corporate merger, consolidation, acquisition of assets, or other reorganization, and if such transaction shall affect the optioned stock, the non-employee director shall thereafter be entitled to receive upon exercise of his option those shares or securities that he would have received had the option been exercised prior to such transaction and the non-employee director had been a stockholder of the Corporation with respect to such shares.

      12.3 Liquidation: Upon the complete liquidation of the Corporation, other than pursuant to a plan of reorganization above-mentioned, any unexercised options granted under this Plan shall be canceled.

Article XIII: Rights as a Shareholder
-------------------------------------

      A non-employee director shall not by reason of this Plan or any option granted pursuant to this Plan have any rights of a shareholder of the Corporation. Except as provided in the first sentence of Article 12.1 with respect to a stock dividend, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities, or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued.


Article XIV: Governing Law
--------------------------

     Options granted under this Plan shall be construed and shall take effect in accordance with the laws of the State of Colorado.

Article XV: Amendment
---------------------

     The Board of Directors may amend or discontinue this Plan at any time provided that no unexercised option granted under this Plan may be altered or canceled, except in accordance with its terms, without the written consent of the participant to whom such option was granted. From time to time the Board of Directors may amend this Plan to clarify the meaning of any of its provisions. Any such clarifying amendment shall not confer any additional benefit on any optionees under this Plan, nor shall it effect a modification of the Plan or options previously or subsequently granted under this Plan. The Board shall make no amendments to this Plan which involve discretionary decisions related to the grant, exercise, or exercise price of options under this Plan. No amendments to this Plan shall grant the Board the authority to make such discretionary decisions.

Article XVI: Term of this Plan
------------------------------

     No option shall be granted hereunder after June 29, 2002.

      IN WITNESS WHEREOF, VICORP Restaurants, Inc., has executed this Plan by its officers, duly authorized by its Board of Directors, and affixed its corporate seal, this 19th day of September, 1997.

                              VICORP Restaurants, Inc.




By /s/ Charles R. Frederickson
  ----------------------------
  Charles R. Frederickson, Chairman

[Corporate Seal]


ATTEST:


/s/ Stanley Ereckson, Jr.
-------------------------
Stanley Ereckson, Jr., Secretary